EXHIBIT 32
                        Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                with Respect to the Quarterly Report on Form 10-Q
                    for the Quarter Ended July 31, 2003
                        of Urstadt Biddle Properties Inc.



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Urstadt Biddle Properties Inc., a Maryland corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Charles J. Urstadt
Dated:            September 11, 2003           ____________________________
                  ------------------
                                               Charles J. Urstadt
                                               Chief Executive Officer


                                               /s/ James R. Moore
Dated:            September 11, 2003          ____________________________
                  ------------------
                                               James R. Moore
                                               Chief Financial Officer


The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.